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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-78716) of Diodes Incorporated of our report dated February 16, 1996 appearing in item 8 in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the financial statement schedule, which appears at page S-1 of this Form 10-K.





MOSS ADAMS LLP
/s/ Moss Adams
Los Angeles, California
March 28, 1996